HAMILTON LANE INCORPORATED REPORTS SECOND QUARTER FISCAL 2027 RESULTS

CONSHOHOCKEN, PENN. – November 3, 2026 – Leading private markets asset management firm Hamilton Lane Incorporated (Nasdaq: HLNE) today reported its results for the second fiscal quarter ended September 30, 2026.

The Company issued a full detailed presentation of its second quarter fiscal 2027 results, which can be accessed on the Company’s Shareholders website at https://shareholders.hamiltonlane.com/.

Dividend
Hamilton Lane has declared a quarterly dividend of $0.60 per share of Class A common stock to record holders at the close of business on December 21, 2026 that will be paid on January 7, 2027. The target full-year dividend of $2.40 represents an 11% increase from the prior fiscal year dividend.

Conference Call
Hamilton Lane will discuss second quarter fiscal 2027 results in a webcast and conference call today, Tuesday, November 3, 2026, at 11:00 a.m. Eastern Time.

For access to the live event via the webcast, visit Hamilton Lane's Shareholders website (https://shareholders.hamiltonlane.com/) at least 15 minutes prior to the start of the call. This feature will be in listen-only mode.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (Nasdaq: HLNE) is one of the largest private markets investment firms globally, providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for more than 35 years, the firm currently employs approximately 820 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has approximately $1.1 trillion in assets under management and supervision, composed of $150.8 billion in discretionary assets and $929.1 billion in non-discretionary assets, as of September 30, 2026. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions, or the negative version of these words or other comparable words, are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including, risks relating to: the historical performance of our investments may not be indicative of future results or future returns on our Class A common stock; our ability to identify available and suitable investment opportunities for our clients; the impact of any poorly performing investments on our investment management revenue and earnings as well as our ability to raise capital; intense competition in our industry, including competition for access to investments and for customized separate account and advisory clients; customized separate account and advisory account fee revenue not being a long-term contracted source of revenue; our ability to appropriately deal with conflicts of interest; our ability to retain our senior management team and attract additional qualified investment professionals; our ability to expand our business and formulate new business strategies; the impact of declines in the pace or size of fundraising or investments made by us on behalf of our specialized funds or customized separate accounts; our ability to manage our obligations under our debt agreements and the dependence on leverage by certain funds, customized separate accounts and portfolio companies; our ability to comply with the investment guidelines set by our clients; the impact of misconduct by our employees, advisors or third-party service providers; the unpredictable and sporadic timing at which we receive carried interest distributions; the exercise of redemption or repurchase rights by investors in certain of our funds; the subjectivity of valuation methodologies; our investments may be in relatively high-risk, illiquid assets; extensive government regulation, compliance failures and changes in law or regulation could adversely affect us; our ability to maintain our desired fee structure; failure to maintain the security of our information technology networks, or those of our third-party service providers, or data security breaches; volatile market, economic and geopolitical conditions or catastrophic events, which can adversely affect our fundraising, our business and the investments made by our funds or accounts; and our only material asset is our interest in Hamilton Lane Advisors, L.L.C., and we are accordingly dependent upon distributions from such entity to pay dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the Securities and Exchange Commission (the “SEC”). For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 and in our subsequent reports filed from time to time with the SEC, which are accessible on the SEC’s website at www.sec.gov. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Shareholder Contact
John Oh
joh@hamiltonlane.com
+1 609 954 3902

Media Contact
Tia Wilson
twilson@hamiltonlane.com
+1 484 816 6982

Fiscal Year 2027 Second Quarter Results November 3, 2026

2Hamilton Lane | Global Leader in the Private Markets Today's Speakers Erik Hirsch Executive Co-Chairman Jeff Armbrister Chief Financial Officer John Oh Head of Shareholder Relations Hartley Rogers Co-Chief Executive Officer and Chairman of the Board of Directors

Condensed Consolidated Statements of Income (Unaudited)

- GAAP net income was $149 million for the quarter and $274 million year-to-date, an increase of 52% compared to the six months ended September 30, 2025. GAAP net income attributable to Hamilton Lane Incorporated was $77 million for the quarter and $158 million year-to-date, an increase of 27% compared to the six months ended September 30, 2025.

	Three Months Ended September 30,			Six Months Ended September 30,		
(Dollars in thousands except share and per share amounts)	2025	2026	% Change	2025	2026	% Change
Management and advisory fees	$142,127	$164,029	15 %	$275,822	$325,396	18 %
Incentive fees	44,551	40,401	(9) %	86,813	154,365	78 %
Consolidated Funds and Partnerships:						
Incentive fees	4,202	—	(100) %	4,202	—	(100) %
Total revenues	**190,880**	**204,430**	**7 %**	**366,837**	**479,761**	**31 %**
Compensation and benefits	76,986	77,468	1 %	146,541	185,132	26 %
General, administrative and other	33,549	38,040	13 %	62,492	76,247	22 %
Consolidated Funds and Partnerships:						
General, administrative and other	630	2,601	313 %	1,114	5,590	402 %
Total expenses	**111,165**	**118,109**	**6 %**	**210,147**	**266,969**	**27 %**
Equity in income of investees	20,069	23,879	19 %	29,508	26,914	(9) %
Interest expense	(3,830)	(3,467)	(9) %	(7,687)	(6,964)	(9) %
Interest income	2,643	2,964	12 %	5,438	6,144	13 %
Non-operating gain, net	35	16,260	46,357 %	482	15,665	3,150 %
Consolidated Funds and Partnerships:						
Equity in income of investees	551	2,093	280 %	1,421	1,724	21 %
Net gain on investments	17,927	49,978	179 %	26,466	70,790	167 %
Interest income	472	575	22 %	711	1,505	112 %
Total other income (expense)	**37,867**	**92,282**	**144 %**	**56,339**	**115,778**	**106 %**
Income before income taxes	**117,582**	**178,603**	**52 %**	**213,029**	**328,570**	**54 %**
Income tax expense	13,978	29,683	112 %	32,356	54,766	69 %
Net income	**103,604**	**148,920**	**44 %**	**180,673**	**273,804**	**52 %**
Less: Income attributable to non-controlling interests in Consolidated Funds and Partnerships	7,378	39,855	440 %	8,982	53,490	496 %
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	25,337	31,579	25 %	47,057	62,367	33 %
Net income attributable to Hamilton Lane Incorporated	**$70,889**	**$77,486**	**9 %**	**$124,634**	**$157,947**	**27 %**
Basic earnings per share of Class A common stock	$1.71	$1.88	10 %	$3.01	$3.82	27 %
Diluted earnings per share of Class A common stock	$1.69	$1.87	11 %	$2.98	$3.80	28 %
Weighted-average shares of Class A common stock outstanding - basic	41,497,552	41,170,946		41,436,541	41,334,189	
Weighted-average shares of Class A common stock outstanding - diluted	54,495,410	53,733,208		54,479,497	53,883,165	
Net income attributable to Hamilton Lane Incorporated / total revenues	37 %	38 %		34 %	33 %	

Hamilton Lane | Global Leader in the Private Markets

3

Non-GAAP and Other Financial Measures

(Dollars in thousands)	Three Months Ended September 30,			Six Months Ended September 30,		
	2025	2026	% Change	2025	2026	% Change
Fee Related Earnings[1]						
Fee related management and advisory fees[2]	$142,127	$167,380	18 %	$275,879	$330,579	20 %
Fee related performance revenues	16,215	11,014	(32)%	45,735	83,514	83 %
Total fee related revenues[2]	158,342	178,394	13 %	321,614	414,093	29 %
Fee related compensation and benefits expense[2]	47,756	49,573	4 %	98,351	122,612	25 %
Fee related general, administrative and other expenses[2]	33,549	38,040	13 %	62,515	76,247	22 %
Fee related expenses	81,305	87,613	8 %	160,866	198,859	24 %
Fee Related Earnings	**$77,037**	**$90,781**	**18 %**	**$160,748**	**$215,234**	**34 %**
Fee Related Earnings Margin[1]	**49 %**	**51 %**		**50 %**	**52 %**	
Additional Financial Metrics						
Adjusted net income[1]	$84,086	$106,145	26 %	$155,688	$210,712	35 %
Non-GAAP earnings per share[1]	$1.54	$1.98	29 %	$2.86	$3.91	37 %
Adjusted EBITDA[1]	$100,815	$111,706	11 %	$196,656	$265,871	35 %
Incentive fees	$48,753	$40,401	(17)%	$91,015	$154,365	70 %

[1] Fee Related Earnings, Fee Related Earnings Margin, adjusted net income, Non-GAAP earnings per share, and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 22 of this presentation.
[2] Fee related management and advisory fees, fee related revenues, fee related compensation and benefits expenses, and fee related general, administrative and other expenses are non-GAAP financial measures. For the reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 21 and 22 of this presentation.

Hamilton Lane | Global Leader in the Private Markets

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5Hamilton Lane | Global Leader in the Private Markets Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were $151 billion and $86 billion, respectively, as of September 30, 2026, increases of 4% and 12%, respectively, compared to September 30, 2025 • Fee Related Earnings1 increased 34% compared to the six months ended September 30, 2025 USD in millions except per share amounts Q2 FY27 QTD Q2 FY27 YTD vs Q2 FY26 YTD Management and advisory fees $164.0 $325.4 18 % Net income attributable to Hamilton Lane Incorporated $77.5 $157.9 27 % GAAP EPS $1.87 $3.80 28 % Adjusted net income1 $106.1 $210.7 35 % Non-GAAP EPS1 $1.98 $3.91 37 % Fee Related Earnings1 $90.8 $215.2 34 % Adjusted EBITDA1 $111.7 $265.9 35% • Declared a quarterly dividend of $0.60 per share of Class A common stock to record holders at the close of business on December 21, 2026 1Adjusted net income, non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 through 22 of this presentation. Period Highlights

6Hamilton Lane | Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 9/30/26 $0 $200 $400 $600 $800 $1,000 Y-o-Y Growth AUM: 4 % AUA: 8% $1.1T AUM & AUA 1 CAGR: 17% $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 $66 $76 $98 $108 $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $581 $753 $724 $929 $151 Growing Asset Footprint & Influence 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. $783 $120 $821 $135 $871 $146

7Hamilton Lane | Global Leader in the Private Markets Y-o-Y Drivers of Growth Total Fee-Earning Assets Under Management ($B) $31 $35 $38 $39 $41 $41 $41 $18 $23 $28 $33 $41 $36 $44 Customized Separate Accounts Specialized Funds Mar-22 Mar-23 Mar-24 Mar-25 Mar-26 Sep-25 Sep-26 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 14% Total Management Fee Revenues as a % of Average FEAUM Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Closed 6th direct equity fund, 9th credit-oriented fund, and 2nd infrastructure fund • Fundraising 7th secondary fund, 3rd impact fund, 2nd venture capital fund, and evergreen funds .67% $57 $76 $72 $82 $49 $66 $86 Fee-Earning AUM Driving Revenues .59% .63% .65% .65% .69% Numbers may not tie due to rounding

8Hamilton Lane | Global Leader in the Private Markets Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane • $0.7 billion year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients AUM AUM & AUA Drivers AUA Select funds in market: • Secondary fund • Impact fund • Venture capital fund • Evergreen funds • $8.8 billion year-over-year increase in FEAUM • Closings during Q2 FY27: ◦ Secondary fund: $1.3B Typically larger clients with wide-ranging mandates which include technology-driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $69.2 billion year-over-year increase in AUA

Financial Highlights

Consolidated Revenue

Long-term growth across management and advisory fees

Management and Advisory Fees
YTD


Y-o-Y Change: 18%
USD in Millions
$276
$325
Q2 FY26
Q2 FY27

Long-Term Growth


CAGR: 15%
USD in Millions
$289
$584
FY21
FY26

- Recurring management and advisory fees represented an average of approximately 75% of total revenues over the past five fiscal years
- Y-o-Y increase of 18%

Incentive Fees
YTD


Y-o-Y Change: 70%
USD in Millions
$91
$154
Q2 FY26
Q2 FY27

Long-Term Growth


CAGR: 27%
USD in Millions
$52
$175
FY21
FY26

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $1.6 billion as of September 30, 2026 diversified across 3,000+ assets and over 120 funds
- Timing of realizations unpredictable

Total Revenues
YTD


Y-o-Y Change: 31%
USD in Millions
$367
$480
Q2 FY26
Q2 FY27

Long-Term Growth


CAGR: 17%
USD in Millions
$342
$759
FY21
FY26

- Total revenues increased by 31%, driven by incentive fees

Hamilton Lane | Global Leader in the Private Markets
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11Hamilton Lane | Global Leader in the Private Markets Period Ending V eh ic le s U S D in M illions Unrealized Carried Interest $1,253 $1,434 $1,590 109 122 127 Unrealized Carried Interest Vehicles in Unrealized Carry Position Sep-24 Sep-25 Sep-26 0 20 40 60 80 100 120 140 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 Unrealized Carry by Age < 5 years 24% 5-8 years 46% 8-12 years 24% > 12 years 6% Unrealized Carried Interest

Consolidated Earnings

Stable long-term growth

Net Income Attributable to HLI

YTD



Y-o-Y Change: 27%
USD in Millions
$125
$158
Q2 FY26
Q2 FY27

Long-Term Growth



CAGR: 21%
USD in Millions
$98
$249
FY21
FY26

- $77M in net income attributable to HLI for the quarter

Adjusted EBITDA[1]

YTD



Y-o-Y Change: 35%
USD in Millions
$197
$266
Q2 FY26
Q2 FY27

Long-Term Growth



CAGR: 19%
USD in Millions
$168
$408
FY21
FY26

- Y-o-Y increase of 35% driven by growth in incentive fees and management and advisory fees

Fee Related Earnings[1]

YTD



Y-o-Y Change: 34%
USD in Millions
$161
$215
Q2 FY26
Q2 FY27

Long-Term Growth



CAGR: 20%
USD in Millions
$138
$345
FY21
FY26

- Y-o-Y growth of 34%
- Long-term double digit growth in Fee Related Earnings

[1]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 22 of this presentation.

Hamilton Lane | Global Leader in the Private Markets

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13Hamilton Lane | Global Leader in the Private Markets U S D in M ill io ns Investments $514 $588 $632 $761 $1,301 $1,686 Mar-22 Mar-23 Mar-24 Mar-25 Mar-26 Sep-26 $0 $300 $600 $900 $1,200 $1,500 $1,800 • For September 30, 2026, the total investment balance consisted primarily of: ◦ $626M in investments in our funds ◦ $831M in Consolidated Funds and Partnerships ◦ $228M in technology related and other investments • Modest leverage • $269M of debt as of September 30, 2026 U S D in M ill io ns Leverage $286 $274 $269 Sep-25 Jun-26 Sep-26 $0 $100 $200 $300 $400 Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage...

Appendix

15Hamilton Lane | Global Leader in the Private Markets Three Months Ended September 30, Six Months Ended September 30, (Dollars in thousands) 2025 2026 % Change 2025 2026 % Change Management and advisory fees Specialized funds $89,857 $109,676 22% $172,602 $218,495 27 % Customized separate accounts 35,771 34,037 (5) % 70,346 68,727 (2) % Reporting, monitoring, data and analytics 8,644 9,704 12% 17,037 19,612 15 % Advisory 5,431 4,498 (17) % 10,917 9,053 (17) % Fund reimbursement revenue 1,972 4,409 124% 3,493 7,547 116 % Distribution management 452 1,705 277% 1,427 1,962 37 % Total management and advisory fees $142,127 $164,029 15% $275,822 $325,396 18 % Reporting and other: 9% Customized separate accounts: 21% Specialized funds: 67% Advisory: 3% Six Months Ended September 30, 2026 Management and Advisory Fees

Incentive Fees

(Dollars in thousands)	Three Months Ended September 30, 2025	2026	% Change	Six Months Ended September 30, 2025	2026	% Change
Incentive fees						
Direct equity funds	$11,614	$6,961	(40)%	$14,668	$21,867	49 %
Secondary funds	—	4,435	N/A	520	9,626	1,751 %
Direct credit funds	5,807	5,486	(6)%	6,729	5,486	(18)%
Evergreen funds	17,025	13,458	(21)%	49,616	100,207	102 %
Other specialized funds	1,233	1,694	37 %	2,355	2,405	2 %
Customized separate accounts	13,074	8,367	(36)%	17,127	14,774	(14)%
Incentive fees	**$48,753**	**$40,401**	**(17)%**	**$91,015**	**$154,365**	**70 %**

	As of September 30, 2025	June 30, 2026	September 30, 2026	YoY % Change	QoQ % Change
Allocated carried interest					
Secondary Fund II	$9	$0	$0	(100)%	N/A
Secondary Fund III	150	73	61	(59)%	(16)%
Secondary Fund IV	67,136	63,593	63,257	(6)%	(1)%
Secondary Fund V	155,263	138,318	131,072	(16)%	(5)%
Secondary Fund VI	124,581	127,685	138,031	11 %	8 %
Co-investment Fund II	19,640	19,609	21,505	9 %	10 %
Co-investment Fund III	35,805	31,896	34,140	(5)%	7 %
Co-investment Fund IV	164,988	140,481	138,937	(16)%	(1)%
Equity Opportunities Fund V	56,247	36,614	78,123	39 %	113 %
Equity Opportunities Fund VI	2,987	5,457	9,470	217 %	74 %
Evergreen funds	207,155	229,839	279,607	35 %	22 %
Other specialized funds	132,249	153,621	169,900	28 %	11 %
Customized separate accounts	468,038	503,324	525,431	12 %	4 %
Total allocated carried interest	**$1,434,248**	**$1,450,510**	**$1,589,534**	**11 %**	**10 %**

Hamilton Lane | Global Leader in the Private Markets

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17Hamilton Lane | Global Leader in the Private Markets (Dollars in millions) September 30, 2025 June 30, 2026 September 30, 2026 YoY % Change QoQ % Change Assets under management / advisement Assets under management $145,357 $146,346 $150,776 4% 3 % Assets under advisement 859,842 914,107 929,081 8% 2 % Total assets under management /advisement $1,005,199 $1,060,453 $1,079,857 7% 2 % Fee-earning assets under management Customized separate accounts Balance, beginning of period $40,280 $40,943 $41,098 2% 0 % Contributions 1,145 1,237 1,363 19% 10 % Distributions (829) (1,025) (1,040) 25% 1 % Foreign exchange, market value and other 201 (57) 39 (81) % N/A Balance, end of period $40,797 $41,098 $41,460 2% 1 % Specialized funds Balance, beginning of period $34,119 $40,569 $42,594 25% 5 % Contributions 1,825 2,407 2,345 28% (3) % Distributions (623) (1,055) (891) 43% (16) % Foreign exchange, market value and other 301 673 418 39% (38) % Balance, end of period $35,622 $42,594 $44,466 25% 4 % Total Balance, beginning of period $74,399 $81,512 $83,692 12% 3 % Contributions 2,970 3,644 3,708 25% 2 % Distributions (1,452) (2,080) (1,931) 33% (7) % Foreign exchange, market value and other 502 616 457 (9) % (26) % Balance, end of period $76,419 $83,692 $85,926 12% 3 % Assets Under Management

18Hamilton Lane | Global Leader in the Private Markets (Dollars in thousands) March 31, 2026 September 30, 2026 Assets Cash and cash equivalents $360,955 $336,187 Restricted cash 8,008 8,264 Fees receivable 151,824 190,145 Prepaid expenses 13,783 13,358 Due from related parties 23,831 27,716 Furniture, fixtures and equipment, net 35,017 37,813 Lease right-of-use assets, net 61,405 73,146 Investments 774,443 854,642 Deferred income taxes 293,092 272,867 Other assets 43,336 82,486 Assets of Consolidated Funds and Partnerships: Cash and cash equivalents 2,941 3,510 Investments 526,078 831,053 Other assets 10,183 4,802 Total assets $2,304,896 $2,735,989 Liabilities and equity Accounts payable $5,659 $8,988 Accrued compensation and benefits 84,154 98,685 Accrued members' distributions 27,066 30,823 Accrued dividend 22,520 24,715 Debt 278,420 268,728 Payable to related parties pursuant to tax receivable agreement 235,425 219,570 Lease liabilities 78,059 92,300 Other liabilities 36,724 44,922 Liabilities of Consolidated Funds and Partnerships: Subscriptions in advance 55,561 9,998 Other liabilities 14,769 8,825 Total liabilities 838,357 807,554 Total equity 1,466,539 1,928,435 Total liabilities and equity $2,304,896 $2,735,989 Condensed Consolidated Balance Sheets (Unaudited)

19Hamilton Lane | Global Leader in the Private Markets Six Months Ended September 30, (Dollars in thousands) 2025 2026 Operating activities Net income $180,673 $273,804 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 5,047 4,945 Change in deferred income taxes 15,094 20,225 Change in payable to related parties pursuant to tax receivable agreement — 96 Equity-based compensation 25,188 26,639 Equity‑based consideration payable to customer — 563 Change in customer incentive asset — 2,009 Equity in income of investees (29,508) (26,914) Net realized loss on sale of investments — 391 Fair value adjustment of other investments (413) (15,606) Proceeds received from Funds 17,266 17,011 Non-cash lease expense 4,879 7,361 Other 642 280 Changes in operating assets and liabilities 50,959 (34,047) Consolidated Funds and Partnerships (21,997) (171,532) Net cash provided by operating activities $247,830 $105,225 Investing activities Purchase of furniture, fixtures and equipment $(2,430) $(7,075) Purchase of investments and convertible notes (5,000) — Distributions received from Funds 4,631 27,037 Contributions to Funds (32,277) (109,822) Consolidated Funds and Partnerships (192,840) (280,755) Net cash used in investing activities $(227,916) $(370,615) Financing activities Proceeds from offering $55,484 $— Purchase of membership interests (55,484) — Repayments of long-term debt (5,000) (10,000) Shares repurchased and retired — (50,000) Repurchase of Class A common stock for employee tax withholding (842) (1,162) Proceeds received from issuance of shares under Employee Share Purchase Plan 1,572 1,576 Payments to related parties, pursuant to tax receivable agreement (12,000) (15,951) Dividends paid (42,575) (47,212) Members' distributions paid (33,195) (30,444) Consolidated Funds and Partnerships 121,763 395,117 Net cash provided by financing activities $29,723 $241,924 Effect of exchange rate changes on cash and cash equivalents 1,111 (477) Increase (decrease) in cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships 50,748 (23,943) Cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships at beginning of the period 283,604 371,904 Cash and cash equivalents, restricted cash, and cash and cash equivalents held at Consolidated Funds and Partnerships at end of the period $334,352 $347,961 Condensed Consolidated Statements of Cash Flows (Unaudited)

Non-GAAP Reconciliation

Reconciliation from Net Income

	Year Ended March 31,		Three Months Ended September 30,		Six Months Ended September 30,	
	2021	2026	2025	2026	2025	2026
Net income attributable to Hamilton Lane Incorporated	**$98,022**	**$249,180**	**$70,889**	**$77,486**	**$124,634**	**$157,947**
Income attributable to non-controlling interests in Consolidated Funds and Partnerships	(250)	44,166	7,378	39,855	8,982	53,490
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	69,720	94,374	25,337	31,579	47,057	62,367
Income attributable to non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	1,293	—	—	—	—	—
Incentive fees	(52,191)	(174,777)	(48,753)	(40,401)	(91,015)	(154,365)
Incentive fee related compensation [1]	23,576	38,148	16,842	14,111	23,002	35,829
Fee related performance revenues	1,814	102,502	16,215	11,014	45,735	83,514
Equity-based compensation	7,079	50,867	12,388	13,732	25,188	26,639
SPAC related compensation	1,686	—	—	—	—	—
SPAC related general, administrative and other expenses	378	—	—	—	—	—
Consolidated Funds related general, administrative and other expenses	—	2,357	630	2,601	1,091	5,590
Management fees related to Consolidated Funds	—	470	—	3,351	57	5,183
Non-operating income related compensation	—	—	—	52	—	52
Income tax expense	24,417	75,203	13,978	29,683	32,356	54,766
Other income (expense)	(37,474)	(137,980)	(37,867)	(92,282)	(56,339)	(115,778)
Fee Related Earnings	**$138,070**	**$344,510**	**$77,037**	**$90,781**	**$160,748**	**$215,234**
Depreciation and amortization	4,134	9,878	2,519	2,417	5,047	4,945
Incentive fees	52,191	174,777	48,753	40,401	91,015	154,365
Incentive fees attributable to non-controlling interests	(756)	(179)	(179)	—	(179)	—
Incentive fee related compensation [1]	(23,576)	(38,148)	(16,842)	(14,111)	(23,002)	(35,829)
SPAC related compensation	(1,686)	—	—	—	—	—
Fee related performance revenues	(1,814)	(102,502)	(16,215)	(11,014)	(45,735)	(83,514)
Fee related performance revenues related to Consolidated Funds	—	8,217	3,099	320	3,324	4,578
Non-operating income related compensation	—	—	—	(52)	—	(52)
Interest income	1,676	11,083	2,643	2,964	5,438	6,144
Adjusted EBITDA	**$168,239**	**$407,636**	**$100,815**	**$111,706**	**$196,656**	**$265,871**
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated			**$70,889**	**$77,486**	**$124,634**	**$157,947**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			25,337	31,579	47,057	62,367
Income tax expense			13,978	29,683	32,356	54,766
Adjusted pre-tax net income			**110,204**	**138,748**	**204,047**	**275,080**
Adjusted income taxes [2]			(26,118)	(32,603)	(48,359)	(64,368)
Adjusted net income			**$84,086**	**$106,145**	**$155,688**	**$210,712**
Weighted-average shares of Class A common stock outstanding - diluted			**54,495,410**	**53,733,208**	**54,479,497**	**53,883,165**
Non-GAAP EPS			**$1.54**	**$1.98**	**$2.86**	**$3.91**

1 Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
2 Represents corporate income taxes at our estimated statutory tax rate of 23.4% and 23.7% for the three and six months ended September 30, 2026 and 2025, respectively, applied to adjusted pre-tax net income. The 23.4% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.4%. The 23.7% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.7%.

Hamilton Lane | Global Leader in the Private Markets

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21Hamilton Lane | Global Leader in the Private Markets Non-GAAP Reconciliations Three Months Ended September 30, Six Months Ended September 30, (Dollars in thousands) 2025 2026 % Change 2025 2026 % Change Management and advisory fees $142,127 $164,029 15% $275,822 $325,396 18 % Management fees related to Consolidated Funds — 3,351 N/A 57 5,183 8,993 % Fee related management and advisory fees $142,127 $167,380 18% $275,879 $330,579 20 % Compensation and benefits $76,986 $77,468 1% $146,541 $185,132 26 % Incentive fee related compensation (16,842) (14,111) (16) % (23,002) (35,829) 56 % Equity-based compensation (12,388) (13,732) 11% (25,188) (26,639) 6 % Non-operating income related compensation — (52) N/A — (52) N/A Fee related compensation and benefits expenses $47,756 $49,573 4% $98,351 $122,612 25 % General, administrative and other $33,549 $38,040 13% $62,492 $76,247 22 % Consolidated Partnership related general, administrative and other — — N/A 23 — (100) % Fee related general, administrative and other expenses $33,549 $38,040 13% $62,515 $76,247 22%

22Hamilton Lane | Global Leader in the Private Markets Adjusted EBITDA is an internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) non-operating gain, net and (f) certain other significant items that we believe are not indicative of our core performance. Adjusted EBITDA also includes fee related performance revenues related to Consolidated Funds and management fees related to Consolidated Funds. Fee Related Earnings ("FRE") is used to highlight earnings from revenues that are measured and received on a recurring basis. FRE represents net income excluding (a) incentive fees, net of fee related performance revenues, and related compensation, (b) equity-based compensation, (c) interest income and expense, (d) income tax expense, (e) equity in income of investees, (f) non-operating gain, net and (g) certain other significant items that we believe are not indicative of our core performance. FRPR includes incentive fees from Consolidated Funds that are eliminated under GAAP. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Fee Related Earnings Margin ("FRE Margin") represents the ratio of FRE to total fee related revenues. The most directly comparable GAAP measure to Fee Related Earnings Margin is the ratio of net income attributable to Hamilton Lane Incorporated to total revenues. We believe FRE Margin is useful to investors as it provides the percentage of total fee related revenues represented by FRE. Fee related management and advisory fees represents the management and advisory fees included in FRE. Fee related management and advisory fees includes management and advisory fees earned from Consolidated Funds that are eliminated under GAAP. We believe fee related management and advisory fees is useful to investors because it allows them to analyze the components of FRE. Fee related compensation and benefits expenses ("FRE Comp") represents the compensation and benefits included in FRE. FRE Comp excludes incentive fee related compensation, equity-based compensation, and non-operating income related compensation. We believe FRE Comp is useful to investors as it aggregates the relevant individual components of compensation and benefits to be subtracted from total fee related revenues in arriving at FRE. Fee related general, administrative and other expenses ("FRE G&A") represents the general, administrative and other expenses included in FRE. FRE G&A excludes general, administrative and other expenses incurred directly by Consolidated Funds. We believe FRE G&A is useful to investors as it aggregates the relevant individual components of general, administrative and other expenses to be subtracted from total fee related revenues in arriving at FRE. Fee related performance revenues ("FRPR") are incentive fees expected to be measured and received from certain of our funds on a recurring basis and are not dependent on realization events of the fund’s underlying investments. FRPR includes incentive fees earned from Consolidated Funds that are eliminated under GAAP. We believe FRPR is useful to investors because it provides additional insight into our recurring revenues. Fee related revenues is the sum of fee related management and advisory fees and FRPR. We believe fee related revenues is useful to investors because it provides additional insight into our recurring revenue base and, together with our related non-GAAP measures, helps illustrate the operating profitability of our business. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate. Adjusted shares outstanding for the three and six months ended September 30, 2026 and 2025 are equal to weighted-average shares of Class A common stock outstanding diluted. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees that are generally derived from applying a certain percentage to the appropriate fee base. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. A substantial portion of our customized separate accounts and specialized funds earn management fees based on capital commitments or net invested capital, which are generally not affected by short-term market appreciation or depreciation. However, certain of our products, earn management fees based on NAV, and accordingly, management fees and fee-earning AUM for those products may be affected by changes in market valuations. As a result, the extent to which our revenues and fee-earning AUM are affected by changes in market value varies based on the mix of fee structures across our products. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA. The Company consolidates funds (“Consolidated Funds”) and general partner entities that are not wholly-owned (“Partnerships”) over which it exercises control either by holding majority voting interests or as the primary beneficiary, possessing both decision making authority and the right to receive economic benefits. Terms

23Hamilton Lane | Global Leader in the Private Markets Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions, or the negative version of these words or other comparable words, are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including, risks relating to: the historical performance of our investments may not be indicative of future results or future returns on our Class A common stock; our ability to identify available and suitable investment opportunities for our clients; the impact of any poorly performing investments on our investment management revenue and earnings as well as our ability to raise capital; intense competition in our industry, including competition for access to investments and for customized separate account and advisory clients; customized separate account and advisory account fee revenue not being a long-term contracted source of revenue; our ability to appropriately deal with conflicts of interest; our ability to retain our senior management team and attract additional qualified investment professionals; our ability to expand our business and formulate new business strategies; the impact of declines in the pace or size of fundraising or investments made by us on behalf of our specialized funds or customized separate accounts; our ability to manage our obligations under our debt agreements and the dependence on leverage by certain funds, customized separate accounts and portfolio companies; our ability to comply with the investment guidelines set by our clients; the impact of misconduct by our employees, advisors or third-party service providers; the unpredictable and sporadic timing at which we receive carried interest distributions; the exercise of redemption or repurchase rights by investors in certain of our funds; the subjectivity of valuation methodologies; our investments may be in relatively high-risk, illiquid assets; extensive government regulation, compliance failures and changes in law or regulation could adversely affect us; our ability to maintain our desired fee structure; failure to maintain the security of our information technology networks, or those of our third-party service providers, or data security breaches; volatile market, economic and geopolitical conditions or catastrophic events, which can adversely affect our fundraising, our business and the investments made by our funds or accounts; and our only material asset is our interest in Hamilton Lane Advisors, L.L.C., and we are accordingly dependent upon distributions from such entity to pay dividends, taxes and other expenses. The foregoing list of factors is not exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the Securities and Exchange Commission (the “SEC”). For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2026 and in our subsequent reports filed from time to time with the SEC, which are accessible on the SEC’s website at www.sec.gov. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. Please note that nothing in this presentation represents an offer to sell, or a solicitation of an offer to purchase, interests in any of Hamilton Lane’s products. As of November 3, 2026 Disclosures